                                                                    EXHIBIT 23.2

The Board of Directors
Century Business Services, Inc.

     We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.

                                            KPMG PEAT MARWICK LLP

Cleveland, Ohio
September 21, 1998